DEBT
                                                               STRATEGIES
                                                               FUND III, INC.

                                                      STRATEGIC
                                                               Performance

                               [GRAPHIC OMITTED]

                                                               Annual Report
                                                               February 28, 1999

DEBT STRATEGIES FUND III, INC.

The Benefits and
Risks of
Leveraging

Debt Strategies Fund III, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                               Debt Strategies Fund III, Inc., February 28, 1999

DEAR SHAREHOLDER

Since inception (July 31, 1998) through February 28, 1999, the total investment return on Debt Strategies Fund III, Inc.'s Common Stock was +4.89%, based on a change in per share net asset value from $10.00 to $10.05, and assuming reinvestment of $0.399 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 7.99%. For the three-month period ended February 28, 1999, the Fund was 13.7% leveraged as a percentage of total assets, having borrowed $18 million of its $55 million credit facility at an average rate of 5.21%. (For a complete explanation of the benefits and risks of leverage, see page 1 of this report to shareholders.)

The Fund's benchmark, which is comprised of the average return of the unmanaged Donaldson, Lufkin and Jenrette (DLJ) Loan Index (which returned +0.92% for the period) and the unmanaged DLJ High Yield Index (which returned -3.42%) had a total return of +1.25% for the period July 31, 1998 to February 28, 1999. The variance between the Fund's return and the benchmark is generally attributable to the Fund limiting its bond exposure until November, after the correction.

Portfolio Strategy

During the six months ended February 28, 1999, we repositioned the portfolio to overweight high-yield bonds instead of loans. Bonds represented 60% of the Fund's assets at the end of the current period compared to 33% last August. We are also beginning to select more second-tier and third-tier bond issues where we believe good value exists. Despite ongoing investor concerns after 1998's correction, the underpinnings of the high-yield market remain sound with strong mutual fund inflows and an expanding buyer base. Thus, we believe demand will outweigh supply in 1999, which would lead to tighter yield spreads in the high-yield market relative to late 1998 levels. However, we are prepared to change our strategy and become more defensive if market conditions warrant.

Our shift in investment strategy reflects our optimism toward high-yield bonds as we see a tremendous opportunity in the high-yield market against a backdrop of an economy that continues to surprise economists and outperform their consensus growth rates. Over the next few quarters, we believe the high-yield market should continue to regain the value it lost last fall and spreads should tighten to normalized levels. (We discuss the performance of high-yield debt and corporate loans during last year's market correction in "The Environment" section that follows.) With strong data on employment levels, income growth and consumer confidence through February, gross domestic product growth should continue at a pace that is very supportive to the high-yield market, in our opinion. With the fragility of Brazil and Asia still a major concern, we believe the Federal Reserve Board is unlikely to tighten its monetary policy and will maintain a neutral policy for the near term.

Currently, there are some unique circumstances in the high-yield sector. Absolute yields and spreads are relatively high compared to prior periods, yet major drivers of the market, the economy and default rates, are demonstrative of a very strong market. General interest rates are also relatively low compared to previous years, which provides more cash flow and refinancing opportunities to high-yield borrowers. In addition, the equity markets are at relatively high levels and investor interest remains strong in initial public offerings, providing financing alternatives not available to issuers in prior years. With few fixed-income markets providing double-digit yields, we believe that the high-yield asset class should attract more investors. If capital markets continue to stabilize, we believe that the need to outperform will push high-yield investors more aggressively down the credit spectrum as their appetite for risk increases.

As of February 28, 1999, virtually all of the Fund's investments in corporate loans were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major international banks charge each other for US dollar-denominated deposits outside of the United States. LIBOR historically has been strongly correlated to the Federal Funds rate. Since the average reset on the Fund's floating rate investments is 38 days, the yield on the Fund's bank loan investments is likely to move up or down within a one month-two month period after any LIBOR rate change. Therefore, bank loans tend to provide a good hedge against rising interest rates.

As of February 28, 1999, the weighted average maturity of the Fund's loan investments was 5.8 years and the bond portfolio was 7.9 years. Because the loans in the portfolio are prepayable at no cost to the borrower, on average they are likely to prepay in two years. However, borrowers are under no obligation to repay their loans until maturity. The LIBOR spread (averaging 3.33% on February 28, 1999) on each loan is a contractual percentage and cannot change unless legally amended. LIBOR was 5.0% at the end of February; therefore, the average gross yield on our bank loan investments was 8.33%.

At February 28, 1999, the Fund was fully invested, but had the ability to borrow on its credit line. As of period-end, $37 million remained available for the Fund to borrow under its $55 million credit facility. By period-end, the Fund's floating rate loan investments were spread across 21 borrowers in 16 industries. Fixed-rate investments were spread across 103 borrowers in 33 industries.

The Environment

Since our last report to shareholders, the credit markets virtually shut down through mid-October. Fallout in the emerging markets and hedge fund arena spread to the domestic high-yield bond and leveraged loan markets, reducing demand and trading liquidity to levels not seen since the recession in 1990. However, market circumstances were different in 1998 compared to 1990. In 1990, the economy was in a recession, the corporate debt default rate exceeded 10%, and the high-yield bond and loan markets were much smaller and more susceptible to drastic swings. In 1998, these markets had strong fundamentals with domestic economic growth of 3.9% and a below-average default rate of 1.6% (incorporating only domestic and non-emerging market issues). Consequently, the correction was largely technical and poised for a recovery when confidence and liquidity returned to the marketplace.

However, the most recent correction had a major impact on the market indexes and prices of the bonds and loans in our portfolio. High-yield bond prices fell sharply as high-yield spreads relative to credit risk-free US Treasury bonds widened to levels last experienced in the 1990-1991 recession. At the same time, demand only existed for the largest issuers with the strongest credit fundamentals. In July 1998, 1.7% of the outstanding bonds in the high-yield market yielded more than 20%; in October, 8.4% of high-yield issues yielded over 20%. The market experienced a credit crunch, and no new high-yield debt was issued for several weeks last fall. During the correction, the leveraged loan market was also punished. Although we cannot compare recent experience to 1990-1991 since the leveraged loan market was then at its infancy, 1998 was the worst year in the past five.

After the Federal Reserve Board's third interest rate cut in October, the fixed-income markets began to recover. However, market conditions remain fragile as investors are wary that a new set of negative events could trigger another liquidity crisis. Therefore, as discussed, we are monitoring economic and market conditions carefully to determine if we should adopt a more defensive strategy.

For 1998, leverage loan new-issue volume grew 45% to $316 billion, a new record. Loan trading volume also reached record levels, increasing approximately 10% to nearly $70 billion. The new-issue and trading volumes in the loan market were particularly impressive given the market's correction last fall. Investor interest in corporate loans continued to broaden, including high-yield mutual funds, new loan mutual funds, insurance companies, hedge funds, pension plans and leveraged vehicles focused exclusively on loans known as collateralized loan obligations. The number of buyers of institutional leveraged loans (excluding the loans taken by commercial banks) has grown from less than 10 in 1990 to over 100 as of February 28, 1999. The stability and returns of the asset class have attracted numerous institutions.

With leveraged buyouts providing the majority of financings for our markets, the $55 billion raised by buyout sponsors in 1998 has the potential to produce another record year for new loans in 1999. Recently, cash inflows into the leveraged loan market have made it very competitive. Trading volume increased markedly since the 1998 correction and 1999 trading volumes are likely to surpass 1998 levels, potentially reaching $100 billion.

The high-yield market also had a record year in 1998 in terms of overall size and new issuance, with a record high in new issuance for the third consecutive year. Media and telecommunications continued to dominate new issuance, accounting for $60 billion of the total primary market. The overall high-yield market (limited to US dollar-denominated issues) grew 26.5% to $572 billion, also a record level. Dealers estimated trading volume reached a record $300 billion.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President and Director

/s/ Joseph T. Monagle Jr.

Joseph T. Monagle Jr.
Senior Vice President
April 20, 1999

================================================================================
We are pleased to announce that Richard C. Kilbride, Paul Travers and Gilles Marchand have each been appointed Vice President and Portfolio Manager of Debt Strategies Fund III, Inc. Mr. Kilbride has almost 20 years experience in the fixed-income markets and has previously served as a Managing Director of Fixed Income for Merrill Lynch Asset Management, L.P. (MLAM) and its affiliated asset management companies in London and in Los Angeles. Mr. Travers joined MLAM's Bank Loan Portfolio Group last year, bringing with him 15 years of diversified professional experience in the bank loan industry. He was previously Head of U.S. Corporate Banking in the New York branch of BHF-BANK. Mr. Marchand has been a Bank Loan Credit Analyst for MLAM for the last three years and has almost 10 years buy side experience in a wide range of fixed-income securities.

These appointments follow the resignation of R. Douglas Henderson as Senior Portfolio Manager. Mr. Henderson has left MLAM to pursue opportunities on the sell side of the loan participation market. We appreciate the contribution Mr. Henderson made to the growth of the Fund and we wish him well for the future. We continue to have an excellent team of portfolio managers and analysts in place, and we look forward to building upon the successful performance of the Fund to date. You will be hearing directly from Messrs. Kilbride, Travers and Marchand in subsequent reports.
================================================================================


                                     2 & 3

                               Debt Strategies Fund III, Inc., February 28, 1999
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                          S&P    Moody's       Face                                                                        Value
INDUSTRIES               Rating   Rating       Amount                    Corporate Debt Obligations           Cost       (Note 1b)
====================================================================================================================================
Aircraft &               B-       B3       US$  500,000   Argo-Tech Corp., 8.625% due 10/01/2007 (c)     $    475,373   $    470,000
Parts--1.8%              B        B1            500,000   BE Aerospace, 9.50% due 11/01/2008 (c)              500,000        526,250
                         B-       Caa1        1,000,000   Compass Aerospace Corp., 10.125% due
                                                          4/15/2005 (c)                                       963,048        955,000
                                                                                                         ------------   ------------
                                                                                                            1,938,421      1,951,250
====================================================================================================================================
Amusement &              B-       B3            450,000   AMC Entertainment, Inc., 9.50% due
Recreational                                              2/01/2011 (c)                                       450,000        444,375
Services--3.6%           B-       B3          1,000,000   Bell Sports Inc., 11% due 8/15/2008               1,000,000      1,020,000
                         B        B2            200,000   Carmike Cinemas Inc., 9.375% due
                                                          2/01/2009 (c)                                       200,000        203,000
                         CCC+     B3            500,000   Hollywood Entertainment, 10.625% due
                                                          8/15/2004 (c)                                       511,250        507,500
                         BB+      B1          1,250,000   Intrawest Corp., 9.75% due 8/15/2008              1,242,407      1,289,062
                         B        B3            500,000   Loews Cineplex Entertainment, 8.875% due
                                                          8/01/2008                                           496,072        501,250
                                                                                                         ------------   ------------
                                                                                                            3,899,729      3,965,187
====================================================================================================================================
Apparel--2.7%            NR*      NR*         2,000,000   CS Brooks, Term, due 6/25/2006 (a)                1,990,274      1,985,000
                         NR*      NR*           997,500   Norcross Safety Products, Term, due
                                                          12/31/2005 (a)                                      997,500        997,500
                                                                                                         ------------   ------------
                                                                                                            2,987,774      2,982,500
====================================================================================================================================
Automotive               BB       B1          1,000,000   Breed Technologies Inc., Term B, due
Equipment--4.6%                                           4/27/2006 (a)                                       820,187        840,000
                         BB+      Ba2           570,000   Federal-Mogul Corp., 7.50% due 1/15/2009 (c)        567,544        553,274
                         B        B2            250,000   Hayes Lemmerz International Inc., 8.25%
                                                          due 12/15/2008 (c)                                  250,000        251,250
                         B-       B3          2,000,000   Key Plastics, Inc., 10.25% due 3/15/2007          1,980,772      1,950,000
                         B-       B3            400,000   Special Devices Inc., 11.375% due
                                                          12/15/2008 (c)                                      400,000        404,000
                         B+       B2          1,100,000   Venture Holdings Trust, 9.50% due 7/01/2005       1,101,250      1,067,000
                                                                                                         ------------   ------------
                                                                                                            5,119,753      5,065,524
====================================================================================================================================
Broadcast--              B        B2          2,925,000   Ackerley Group Inc., 9% due 1/15/2009 (c)         2,952,328      2,998,125
Radio &                  B-       B3            300,000   Citadel Broadcasting Co., 9.25% due
Television--5.1%                                          11/15/2008 (c)                                      312,750        319,500
                         CCC+     B3          1,000,000   Paxson Communications Corporation, 11.625%
                                                          due 10/01/2002                                    1,010,000      1,002,500
                         NR*      Caa1        2,500,000   Radio Unica Corp., 14.774% due 8/01/2006 (b)      1,410,011      1,375,000
                                                                                                         ------------   ------------
                                                                                                            5,685,089      5,695,125
====================================================================================================================================
Building &               B-       B2            325,000   Webb (Del E.) Corp., 10.25% due 2/15/2010           319,775        323,781
Construction--0.3%
====================================================================================================================================
Building                 B        B3          1,050,000   Amatek Industries Property Ltd., 12% due
Materials--1.7%                                           2/15/2008 (c)                                       995,229      1,005,375
                         B        B2            900,000   Republic Group Inc., 9.50% due 7/15/2008            885,247        911,250
                                                                                                         ------------   ------------
                                                                                                            1,880,476      1,916,625
====================================================================================================================================
Cable--7.5%              B        B3            250,000   @ Entertainment Inc., 17.50% due
                                                          2/01/2009 (b)(c)                                     98,983        102,500
                         NR*      Ba3         1,000,000   Charter Communications Entertainment, Term,
                                                          due 9/30/2007 (a)                                   995,149      1,001,250
                         B        B3          3,500,000   Coaxial Communications/Phoenix, 10% due
                                                          8/15/2006                                         3,496,358      3,710,000
                         CCC+     Caa1        2,000,000   Coaxial LLC/Coaxial Finance, 11.864% due
                                                          8/15/2008 (b)                                     1,240,724      1,200,000
                         B-       B3            950,000   Rifkin Acquisition Partners LP, 11.125%
                                                          due 1/15/2006                                     1,036,437      1,064,000
                         B+       B1          1,000,000   Telewest Communications PLC, 11.25% due
                                                          11/01/2008 (c)                                    1,000,000      1,180,000
                                                                                                         ------------   ------------
                                                                                                            7,867,651      8,257,750
====================================================================================================================================
Chemicals--4.6%          BBB-     Baa3        1,000,000   Equistar Chemicals LP, 8.75% due
                                                          2/15/2009 (c)                                       997,186      1,021,250
                         BB       Ba2         2,086,325   Huntsman Corporation, Term, due
                                                          12/31/2002 (a)                                    2,083,980      2,055,031
                         NR*      B1          1,941,486   Pioneer America's, Inc., Term, due
                                                          12/05/2006 (a)                                    1,941,486      1,941,486
                                                                                                         ------------   ------------
                                                                                                            5,022,652      5,017,767
====================================================================================================================================
Consumer                 B+       B2            250,000   Evenflo Co. Inc., 11.75% due 8/15/2006 (c)          250,000        255,000
Products--1.6%           B+       B2            360,000   Scotts Company, 8.625% due 1/15/2009 (c)            360,000        370,800
                         B+       Ba3         1,000,000   Shop Vac Corp., 10.625% due 9/01/2003             1,101,250      1,093,750
                                                                                                         ------------   ------------
                                                                                                            1,711,250      1,719,550
====================================================================================================================================
Diversified--2.7%        NR*      NR*         3,000,000   Bridge Information Systems, Term B, due
                                                          5/29/2005 (a)                                     3,015,000      2,994,375
====================================================================================================================================
Drilling--4.3%           B+       B1            500,000   Parker Drilling Co., 9.75% due 11/15/2006           448,352        380,000
                                                          R&B Falcon Corp.:
                         BB+      Ba2         3,000,000     10.25% due 5/15/2003                            3,120,000      3,060,000
                         BB+      Ba1         1,300,000     9.50% due 12/15/2008 (c)                        1,300,000      1,261,000
                                                                                                         ------------   ------------
                                                                                                            4,868,352      4,701,000
====================================================================================================================================
Electronics/Electronic   B        B2            395,000   BGF Industries Inc., 10.25% due
Components--4.0%                                          1/15/2009 (c)                                       387,148        398,950
                         B        B1            300,000   Filtronic PLC, 10% due 12/01/2005 (c)               300,000        307,500
                         B+       B1            750,000   Flextronics International Ltd., 8.75% due
                                                          10/15/2007                                          778,125        778,125
                         B+       B3            995,000   High Voltage Engineering, 10.50% due
                                                          8/15/2004                                           959,533        945,250
                         NR*      NR*         1,995,000   SPX Corporation, Term B, due 9/30/2006 (a)        1,985,376      2,009,963
                                                                                                         ------------   ------------
                                                                                                            4,410,182      4,439,788
====================================================================================================================================
Energy--3.7%             B        B1            500,000   Belco Oil & Gas Corp., 8.875% due 9/15/2007         455,667        465,000
                         B        B2            500,000   Canadian Forest Oil Ltd., 8.75% due 9/15/2007       460,602        445,000
                         B        B3            500,000   Chesapeake Energy Corp., 9.625% due 5/01/2005       419,236        320,000
                         B        B2            500,000   Energy Corp. of America, 9.50% due 5/15/2007        463,078        462,500
                         CCC-     Caa2          500,000   Forcenergy, Inc., 8.50% due 2/15/2007               391,600        180,000
                         B        B2            250,000   Forest Oil Corporation, 10.50% due 1/15/2006        247,046        251,250
                         B+       B1            500,000   Nuevo Energy Co., 8.875% due 6/01/2008              477,807        460,000
                         B+       B2          1,000,000   Pool Energy Services Co., 8.625% due 4/01/2008    1,002,819      1,005,000
                         B+       B1            500,000   Vintage Petroleum, Inc., 9% due 12/15/2005          486,540        460,000
                                                                                                         ------------   ------------
                                                                                                            4,404,395      4,048,750
====================================================================================================================================
Financial                B+       Ba3           600,000   Willis Corroon Corporation, 9% due
Services--0.5%                                            2/01/2009 (c)                                       600,000        600,000
====================================================================================================================================
Food & Kindred           B+       B1            450,000   Canandaigua Brands Inc., 8.50% due 3/01/2009        450,000        450,000
Products--4.4%           B-       B3            500,000   Luigino's Inc., 10% due 2/01/2006 (c)               500,000        501,250
                         B        B2          1,000,000   SC International Services, Inc., 9.25% due
                                                          9/01/2007                                           970,735      1,020,000
                                                          Specialty Foods Corporation (a):
                         NR*      NR*         1,075,207     Revolving Credit, due 1/31/2000                 1,075,207      1,069,831
                         NR*      NR*         1,854,055     Term, due 1/31/2000                             1,820,309      1,843,617
                                                                                                         ------------   ------------
                                                                                                            4,816,251      4,884,698
====================================================================================================================================


                                     4 & 5

                               Debt Strategies Fund III, Inc., February 28, 1999
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                          S&P    Moody's       Face                                                                        Value
INDUSTRIES               Rating   Rating       Amount                    Corporate Debt Obligations           Cost       (Note 1b)
====================================================================================================================================
Forest Products--0.7%    B+       B1       US$  500,000   Doman Industries Ltd., 8.75% due 3/15/2004     $    362,343   $    362,500
                         B+       B3            500,000   Millar Western Forest, 9.875% due 5/15/2008         343,129        410,000
                                                                                                         ------------   ------------
                                                                                                              705,472        772,500
====================================================================================================================================
Furniture &              B-       B3            625,000   Formica Corp., 10.875% due 3/01/2009 (c)            625,000        621,094
Fixtures--0.6%
====================================================================================================================================
Gaming--9.2%                                              Argosy Gaming Co.:
                         B-       B3            500,000     12% due 6/01/2001                                 510,000        511,250
                         B+       B1          1,000,000     13.25% due 6/01/2004                            1,015,000      1,127,500
                         B        B1            500,000   Eldorado Resorts LLC, 10.50% due 8/15/2006          527,500        525,000
                         B+       B1          1,500,000   Empress Entertainment, 8.125% due 7/01/2006       1,496,597      1,503,750
                         BB+      Ba2           500,000   Harrah's Operating Co. Inc., 7.875% due
                                                          12/15/2005                                          500,000        503,750
                         B        B2          1,000,000   Harvey Casino Resorts, 10.625% due
                                                          6/01/2006                                         1,052,500      1,042,500
                         B        B2            250,000   Hollywood Park Inc., 9.25% due 2/15/2007 (c)        250,000        250,938
                         B        B2            250,000   Hollywood Park/Operating, 9.50% due
                                                          8/01/2007                                           252,656        250,000
                                                          Horseshoe Gaming LLC:
                         BB-      B1          1,700,000     12.75% due 9/30/2000                            1,813,750      1,804,125
                         B+       B3            300,000     9.375% due 6/15/2007                              303,000        306,000
                         B+       B1          1,000,000   Isle of Capri Casinos, 12.50% due 8/01/2003       1,065,000      1,122,500
                         BB-      Ba3           275,000   Mohegan Tribal Gaming Authority, 8.75% due
                                                          1/01/2009 (c)                                       275,000        275,000
                         BB+      Ba2           625,000   Park Place Entertainment, 7.875% due
                                                          12/15/2005 (c)                                      625,000        612,500
                         B        B2            375,000   Trump Atlantic City Associates/Funding
                                                          Inc., 11.25% due 5/01/2006                          321,682        318,750
                                                                                                         ------------   ------------
                                                                                                           10,007,685     10,153,563
====================================================================================================================================
Health Care              B+       Ba3         2,970,000   Integrated Health Services, Inc., Term B,
Providers--2.4%                                           due 9/15/2003 (a)                                 2,973,713      2,680,425
====================================================================================================================================
Hotels &                 B-       B2            500,000   Extended Stay America, 9.15% due 3/15/2008          477,640        485,000
Motels--4.9%             BB       Ba2         1,000,000   HMH Properties, Inc., 8.45% due 12/01/2008          996,688        980,000
                         NR*      NR*         4,000,000   Starwood Hotels and Resorts Worldwide,
                                                          Inc., Term, due 2/23/2003 (a)                     3,986,843      3,998,750
                                                                                                         ------------   ------------
                                                                                                            5,461,171      5,463,750
====================================================================================================================================
Industrials--0.7%        B        B2            775,000   Advanced Glassfiber Yarn, 9.875% due
                                                          1/15/2009 (c)                                       759,596        780,812
====================================================================================================================================
Leasing & Rental         B        B3            250,000   National Equipment Services, Inc., 10% due
Services--4.0%                                            11/30/2004 (c)                                      244,720        255,000
                         B        B3          2,000,000   Neff Corp., 10.25% due 6/01/2008                  1,922,416      1,980,000
                         B-       B3            500,000   Penhall International, 12% due 8/01/2006            475,257        500,000
                         B        B3            250,000   Universal Hospital Services, 10.25% due
                                                          3/01/2008 (c)                                       212,701        222,500
                         NR*      Ba3         1,496,250   Williams Scotsman, Inc., Term, due
                                                          5/21/2005 (a)                                     1,496,250      1,499,991
                                                                                                         ------------   ------------
                                                                                                            4,351,344      4,457,491
====================================================================================================================================
Manufacturing--6.5%      BB-      B1          2,000,000   Environmental Systems Products Holdings,
                                                          Inc., Term B, due 9/30/2005 (a)                   1,990,359      2,010,000
                         B-       B2          2,500,000   Fairfield Manufacturing, 11.375% due
                                                          7/01/2001                                         2,571,875      2,575,000
                         NR*      NR*         2,000,000   Metokote Corporation, Term B, due
                                                          11/02/2005 (a)                                    1,985,448      2,012,500
                         B        B3            500,000   Morris Materials Handling, 9.50% due
                                                          4/01/2008                                           373,119        292,500
                         B-       B3            300,000   Russell-Stanley Holdings Inc., 10.875% due
                                                          2/15/2009 (c)                                       297,750        294,000
                                                                                                         ------------   ------------
                                                                                                            7,218,551      7,184,000
====================================================================================================================================
Medical                  B1       B+          1,912,814   Alaris Medical Systems Inc., Term D, due
Equipment--1.7%                                           5/01/2005 (a)                                     1,912,814      1,912,814
====================================================================================================================================
Metals &                 B        B3          2,430,000   AEI Resources Inc., 10.50% due 12/15/2005 (c)     2,403,629      2,372,286
Mining--5.3%             BB-      B2            500,000   Golden Northwest Aluminum, 12% due
                                                          12/15/2006 (c)                                      500,000        506,250
                         BB-      B1          3,000,000   Ormet Corporation, Term, due 8/15/2008 (a)        3,000,000      3,000,000
                                                                                                         ------------   ------------
                                                                                                            5,903,629      5,878,536
====================================================================================================================================
On-Line                  B-       B3            250,000   Verio Inc., 11.25% due 12/01/2008 (c)               250,000        268,750
Services--0.2%
====================================================================================================================================
Packaging--0.2%          BB-      B1            250,000   Consumers Packaging Inc., 9.75% due
                                                          2/01/2007 (c)                                       250,000        257,812
====================================================================================================================================
Paging--0.2%             CCC+     B3            250,000   Metrocall Inc., 11% due 9/15/2008 (c)               248,279        235,000
====================================================================================================================================
Paper--4.8%              NR*      NR*         2,000,000   Cellular Tissue Holdings, Inc., Term C,
                                                          due 3/24/2005 (a)                                 2,000,000      2,000,000
                         B+       B2            450,000   Norampac Inc., 9.50% due 2/01/2008                  460,875        468,000
                         NR*      NR*         3,000,000   Repap New Brunswick, Inc., Term B, due
                                                          6/01/2004 (a)                                     3,030,000      2,872,500
                                                                                                         ------------   ------------
                                                                                                            5,490,875      5,340,500
====================================================================================================================================
Printing &               B+       B2            500,000   Big Flower Press Holdings, 8.625% due
Publishing--1.6%                                          12/01/2008 (c)                                      500,000        505,000
                         B+       B1            450,000   Mail-Well Corp., 8.75% due 12/15/2008 (c)           448,890        461,250
                         B-       B3            325,000   Phoenix Color Corporation, 10.375% due
                                                          2/01/2009 (c)                                       325,000        330,688
                         B        B3            250,000   Premier Graphics Inc., 11.50% due
                                                          12/01/2005 (c)                                      250,000        243,750
                         BB-      B1            250,000   World Color Press Inc., 8.375% due
                                                          11/15/2008 (c)                                      250,000        250,000
                                                                                                         ------------   ------------
                                                                                                            1,773,890      1,790,688
====================================================================================================================================
Refineries--1.7%         BB       Ba3         2,000,000   Clark Refining and Marketing, Inc., Term,
                                                          due 11/15/2004 (a)                                2,000,000      1,840,000
====================================================================================================================================
Satellite                                                 Echostar DBS Corp. (c):
Telecommunication        B        B2            200,000     9.25% due 2/01/2006                               200,000        202,500
Distribution             B        B2            800,000     9.375% due 2/01/2009                              800,000        802,000
Systems--1.9%            CCC+     B3            750,000   Golden Sky Systems, 12.375% due 8/01/2006 (c)       819,375        819,375
                         B-       B3            250,000   Pegasus Communications, 9.75% due
                                                          12/01/2006 (c)                                      250,000        261,250
                                                                                                         ------------   ------------
                                                                                                            2,069,375      2,085,125
====================================================================================================================================
Telecommunications--     B-       Caa2          425,000   Global Telesystems Group, 9.875% due
6.9%                                                      2/15/2005                                           415,476        408,000
                         B        B3            120,000   Hermes Europe Railtel BV, 10.375% due
                                                          1/15/2009 (c)                                       120,000        127,500
                         B        B2            750,000   Intermedia Communications Inc., 9.50% due
                                                          3/01/2009 (c)                                       746,635        748,125
                         B        B3            500,000   Level 3 Communications, 10.50% due
                                                          12/01/2008 (b)(c)                                   307,340        291,250
                         B        B2            250,000   Metromedia Fiber Network, 10% due
                                                          11/15/2008 (c)                                      250,000        260,000
                         NR*      NR*         2,000,000   Pacific Crossing, Term B, due 7/28/2006 (a)       2,000,000      1,980,000
                         B-       B3            500,000   Primus Telecommunications Group, 11.25%
                                                          due 1/15/2009 (c)                                   500,000        507,500


                                     6 & 7

                               Debt Strategies Fund III, Inc., February 28, 1999
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (concluded)
--------------------------------------------------------------------------------

                          S&P    Moody's       Face                                                                        Value
INDUSTRIES               Rating   Rating       Amount                    Corporate Debt Obligations           Cost       (Note 1b)
====================================================================================================================================
Telecommunications       NR*      Ba3      US$3,000,000   Superior/Essex Corp., Term, due
(concluded)                                               11/27/2006 (a)                                 $  2,970,394  $  2,979,375
                         B-       B3            360,000   Worldwide Fiber Inc., 12.50% due
                                                          12/15/2005 (c)                                      360,000       372,600
                                                                                                         ------------  ------------
                                                                                                            7,669,845     7,674,350
====================================================================================================================================
Telephone                B-       Caa1          250,000   Dolphin Telecom PLC, 16.331% due
Communications--                                          6/01/2008 (b)                                       108,568       110,000
0.6%                     B-       Caa1   (euro) 511,292   Esprit Telecom Group PLC, 11% due 6/15/2008         579,461       579,486
                                                                                                         ------------  ------------
                                                                                                              688,029       689,486
====================================================================================================================================
Textiles--0.4%           B        B3       US$  600,000   Galey & Lord, Inc., 9.125% due 3/01/2008            474,754       453,000
====================================================================================================================================
Utilities--0.3%          BB       Ba3           350,000   CMS Energy Corp., 7.50% due 1/15/2009               350,000       347,484
====================================================================================================================================
Waste                    BB       Ba2           500,000   Allied Waste North America, 7.875% due
Management--1.5%                                          1/01/2009 (c)                                       499,141       512,500
                         BB-      B3          1,000,000   Norcal Waste Systems, Series B, 13.50% due
                                                          11/15/2005 (b)                                    1,092,500     1,125,000
                                                                                                         ------------  ------------
                                                                                                            1,591,641     1,637,500
====================================================================================================================================
Wireless                                                  ESAT Telecom Group PLC:
Communications--         B+       Caa1          625,000     12.427% due 2/01/2007 (b)                         441,102       448,438
2.5%                     B+       Caa1        1,375,000     11.875% due 12/01/2008 (c)                      1,454,061     1,457,500
                         CCC+     B3          1,050,000   Nextel Partners Inc., 14% due 2/01/2009 (b)(c)      539,370       546,000
                         B+       Ba3           250,000   Orange PLC, 8% due 8/01/2008                        250,938       258,750
                                                                                                         ------------  ------------
                                                                                                            2,685,471     2,710,688
====================================================================================================================================
                                                          Total Investments in Corporate Debt
                                                          Obligations--111.9%                             124,007,884   123,799,038
====================================================================================================================================
                                               Shares
                                                Held                         Preferred Stocks
====================================================================================================================================
Tower Construction                                2,000   Crown Castle International Corp. (d)              2,000,000     2,230,000
& Leasing--2.0%
====================================================================================================================================
Wireless                                          1,000   Centaur Funding Corp.                             1,000,000     1,101,250
Communications--
1.0%
====================================================================================================================================
                                                          Total Investments in Preferred Stocks--3.0%       3,000,000     3,331,250
====================================================================================================================================
                                               Face
                                              Amount                      Short-Term Investments
====================================================================================================================================
Commercial                                 US$  318,000   Burlington Santa Fe Corporation, 4.98%
Paper**--0.3%                                             due 3/01/1999                                       318,000       318,000
====================================================================================================================================
                                                          Total Short-Term Investments--0.3%                  318,000       318,000
====================================================================================================================================
                                                          Total Investments--115.2%                      $127,325,884   127,448,288
                                                                                                         ============
                                                          Unrealized Appreciation on Forward
                                                          Foreign Exchange Contracts--Net***--0.0%                           32,472

                                                          Liabilities in Excess of Other Assets--(15.2%)                (16,823,052)
                                                                                                                       ------------
                                                          Net Assets--100.0%                                           $110,657,708
                                                                                                                       ============
====================================================================================================================================

(a) Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or in some cases, another base lending rate. Corporate loans represent 41.1% of the Fund's net assets.
(b) Represents a zero coupon or step bond; the interest rates shown reflect the effective yields at the time of purchase by the Fund.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
*   Not Rated.
** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
*** Forward foreign exchange contracts as of February 28, 1999 were as follows:

    See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                     Unrealized
    Foreign                Expiration                               Appreciation
    Currency Sold             Date                                    (Note 1c)
--------------------------------------------------------------------------------
   (euro) 532,851             March 1999                                $ 32,472
--------------------------------------------------------------------------------
    Total Unrealized Appreciation on
    Forward Foreign Exchange Contracts--Net
    (US$ Commitment--$617,740)                                          $ 32,472
                                                                        ========
--------------------------------------------------------------------------------

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

Portfolio Profile
As of February 28, 1999

                                                                     Percent of
Quality Ratings                                                      Long-Term
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
BBB/Baa ..............................................................     0.8%
BB/Ba ................................................................    26.8
B/B ..................................................................    51.0
CCC/Caa ..............................................................     2.2
NR (Not Rated) .......................................................    19.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------

Gaming ...............................................................     7.8%
Cable ................................................................     6.4
Telecommunications ...................................................     5.9
Manufacturing ........................................................     5.5
Automotive Equipment .................................................     3.9
--------------------------------------------------------------------------------

                                                                     Percent of
Ten Largest Holdings                                                Total Assets
--------------------------------------------------------------------------------
R&B Falcon Corp., 10.25% due 5/15/2003 ...............................     3.5%
Coaxial Communications/Phoenix, 10% due 8/15/2006 ....................     2.9
Ormet Corporation, Term, due 8/15/2008 ...............................     2.4
Ackerley Group Inc., 9% due 1/15/2009 ................................     2.4
Bridge Information Systems, Term B, due 5/29/2005 ....................     2.4
Superior/Essex Corp., Term, due 11/27/2006 ...........................     2.4
Repap New Brunswick, Inc., Term B, due 6/01/2004 .....................     2.3
Integrated Health Services, Inc., Term, due 9/15/2003 ................     2.1
Fairfield Manufacturing, 11.375% due 7/01/2001 .......................     2.0
AEI Resources Inc., 10.50% due 12/15/2005 ............................     1.9
--------------------------------------------------------------------------------


                                     8 & 9

                               Debt Strategies Fund III, Inc., February 28, 1999
--------------------------------------------------------------------------------
STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of February 28, 1999
=============================================================================================================
Assets:       Investments, at value (identified cost--$127,325,884) (Note 1b)                    $127,448,288
              Unrealized appreciation on forward foreign exchange
              contracts--net (Note 1c) .......................................                         32,472
              Cash ...........................................................                            326
              Interest receivable ............................................                      2,375,743
              Deferred organization expenses (Note 1g) .......................                         12,500
              Deferred facility fees .........................................                          1,134
              Prepaid expenses and other assets ..............................                         32,873
                                                                                                 ------------
              Total assets ...................................................                    129,903,336
                                                                                                 ------------
=============================================================================================================
Liabilities:  Payables:
                Loans (Note 5) ...............................................   $ 18,000,000
                Securities purchased .........................................        725,000
                Dividends to shareholders (Note 1h) ..........................        216,173
                Interest on loans (Note 5) ...................................         52,800
                Investment adviser (Note 2) ..................................         43,057
                Commitment fees ..............................................          8,017      19,045,047
                                                                                 ------------

              Deferred income (Note 1f) ......................................                         13,033
              Accrued expenses and other liabilities .........................                        187,548
                                                                                                 ------------
              Total liabilities ..............................................                     19,245,628
                                                                                                 ------------
=============================================================================================================
Net Assets:   Net assets .....................................................                   $110,657,708
                                                                                                 ============
=============================================================================================================
Capital:      Common Stock, $.10 par value, 200,000,000 shares authorized ....                   $  1,101,000
              Paid-in capital in excess of par ...............................                    108,704,000
              Undistributed investment income--net ...........................                        738,803
              Accumulated realized capital losses on investments and foreign
              currency transactions--net .....................................                        (40,395)
              Unrealized appreciation on investments and foreign currency
              transactions--net ..............................................                        154,300
                                                                                                 ------------
              Total--Equivalent to $10.05 per share based on 11,010,000 shares
              of capital stock outstanding (market price--$8.875) ............                   $110,657,708
                                                                                                 ============
=============================================================================================================

              See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Period July 31, 1998+ to February 28, 1999
=================================================================================================================
Investment Income        Interest and discount earned ..............................                  $ 5,379,148
(Note 1f):               Facility and other fees ...................................                       29,571
                                                                                                      -----------
                         Total income ..............................................                    5,408,719
                                                                                                      -----------
=================================================================================================================
Expenses:                Investment advisory fees (Note 2) .........................   $   386,101
                         Professional fees .........................................        96,459
                         Loan interest expense (Note 5) ............................        52,800
                         Accounting services (Note 2) ..............................        52,751
                         Directors' fees and expenses ..............................        23,929
                         Listing fees ..............................................        23,371
                         Borrowing costs (Note 5) ..................................        16,906
                         Transfer agent fees (Note 2) ..............................        13,242
                         Printing and shareholder reports ..........................         8,292
                         Custodian fees ............................................         7,558
                         Pricing services ..........................................         1,917
                         Amortization of organization expenses (Note 1g) ...........         1,458
                         Other .....................................................        16,844
                                                                                       -----------
                         Total expenses before reimbursement .......................       701,628
                         Reimbursement of expenses (Note 2) ........................      (451,752)
                                                                                       -----------

                         Total expenses after reimbursement ........................                      249,876
                                                                                                      -----------
                         Investment income--net ....................................                    5,158,843
                                                                                                      -----------
=================================================================================================================
Realized & Unrealized    Realized loss from:
Gain (Loss) on             Investments--net ........................................       (40,395)
Investments &              Foreign currency transactions--net ......................       (22,084)       (62,479)
Foregein Currency                                                                      -----------
Transactions--Net        Unrealized appreciation on:
(Notes 1c, 1d, 1f & 3):    Investments--net ........................................       122,404
                           Foreign currency transactions--net ......................        31,896        154,300
                                                                                       -----------    -----------
                         Net realized and unrealized gain on investments and foreign
                         currency transactions .....................................                       91,821
                                                                                                      -----------
                         Net Increase in Net Assets Resulting from Operations ......                  $ 5,250,664
                                                                                                      ===========
=================================================================================================================

                       + Commencement of operations.

                         See Notes to Financial Statements.


                                    10 & 11

                               Debt Strategies Fund III, Inc., February 28, 1999
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               For the Period
                                                                             July 31, 1998+ to
                  Increase (Decrease) in Net Assets:                         February 28, 1999
==============================================================================================
Operations:       Investment income--net ....................................   $   5,158,843
                  Realized loss on investments and foreign currency
                  transactions--net .........................................         (62,479)
                  Unrealized appreciation on investments and foreign
                  currency transactions--net ................................         154,300
                                                                                -------------
                  Net increase in net assets resulting from operations ......       5,250,664
                                                                                -------------
==============================================================================================
Dividends to      Investment income--net ....................................      (4,397,956)
Shareholders      Net decrease in net assets resulting from dividends to        -------------
(Note 1h):        shareholders ..............................................      (4,397,956)
                                                                                -------------
==============================================================================================
Capital Share     Proceeds from issuance of Common Stock ....................     110,000,000
Transactions      Offering costs resulting from the issuance of
(Notes 1g & 4)    Common Stock ..............................................        (295,000)
                                                                                -------------
                  Net increase in net assets resulting from capital share
                  transactions ..............................................     109,705,000
                                                                                -------------
==============================================================================================
Net Assets:       Total increase in net assets ..............................     110,557,708
                  Beginning of period .......................................         100,000
                                                                                -------------
                  End of period* ............................................   $ 110,657,708
                                                                                =============
==============================================================================================
                 * Undistributed investment income--net (Note 1i) ...........   $     738,803
                                                                                =============
==============================================================================================

                 + Commencement of operations.

                   See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                         For the Period July 31, 1998+ to February 28, 1999
===============================================================================================
Cash Provided by         Net increase in net assets resulting from operations   $     5,250,664
Operating Activities:    Adjustments to reconcile net increase in net assets
                         resulting from operations to net cash provided by
                         operating activities:
                           Increase in receivables ..........................        (2,375,743)
                           Increase in other assets .........................           (46,507)
                           Increase in other liabilities ....................           304,456
                           Realized and unrealized gain on investments and
                           foreign currency transactions--net ...............           (91,821)
                           Amortization of discount--net ....................        (1,410,058)
                                                                                ---------------
                         Net cash provided by operating activities ..........         1,630,991
                                                                                ---------------
===============================================================================================
Cash Used for            Proceeds from sales of long-term investments .......        37,844,503
Investing Activities:    Purchases of long-term investments .................      (164,054,186)
                         Purchases of short-term investments ................    (1,045,096,269)
                         Proceeds from sales and maturities of short-term
                         investments ........................................     1,046,052,070
                                                                                ---------------
                         Net cash used for investing activities .............      (125,253,882)
                                                                                ---------------
===============================================================================================
Cash Provided by         Cash receipts on capital shares sold ...............       110,000,000
Financing Activities:    Cash payments resulting from the issuance of shares           (295,000)
                         Cash receipts of borrowings ........................        26,000,000
                         Cash payments on borrowings ........................        (8,000,000)
                         Dividends paid to shareholders .....................        (4,181,783)
                                                                                ---------------
                         Net cash provided by financing activities ..........       123,523,217
                                                                                ---------------
===============================================================================================
Cash:                    Net increase in cash ...............................           (99,674)
                         Cash at beginning of period ........................           100,000
                                                                                ---------------
                         Cash at end of period ..............................   $           326
                                                                                ===============
===============================================================================================

                       + Commencement of operations.

                         See Notes to Financial Statements.


                                    12 & 13

                               Debt Strategies Fund III, Inc., February 28, 1999
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                    The following per share data and ratios have been derived
                    from information provided in the financial statements.       For the Period
                                                                               July 31, 1998+ to
                    Increase (Decrease) in Net Asset Value:                    February 28, 1999
================================================================================================
Per Share           Net asset value, beginning of period ........................   $      10.00
Operating                                                                           ------------
Performance:        Investment income--net ......................................            .47
                    Realized and unrealized gain on investments--net ............            .01
                                                                                    ------------
                    Total from investment operations ............................            .48
                                                                                    ------------
                    Less dividends from investment income--net ..................           (.40)
                                                                                    ------------
                    Capital charge resulting from the issuance of Common Stock ..           (.03)
                                                                                    ------------
                    Net asset value, end of period ..............................   $      10.05
                                                                                    ============
                    Market price per share, end of period .......................   $      8.875
                                                                                    ============
================================================================================================
Total Investment    Based on market price per share .............................          (7.37%)++
Return:**                                                                           ============
                    Based on net asset value per share ..........................           4.89%++
                                                                                    ============
================================================================================================
Ratios to Average   Expenses, net of reimbursement and excluding interest expense            .31%*
Net Assets:                                                                         ============
                    Expenses, net of reimbursement ..............................            .39%*
                                                                                    ============
                    Expenses ....................................................           1.09%*
                                                                                    ============
                    Investment income--net ......................................           8.02%*
                                                                                    ============
================================================================================================
Leverage:           Amount of borrowings, end of period (in thousands) ..........   $     18,000
                                                                                    ============
                    Average amount of borrowings outstanding during the period
                    (in thousands) ..............................................   $      1,737
                                                                                    ============
                    Average amount of borrowings outstanding per share during
                    the period ..................................................   $        .16
                                                                                    ============
================================================================================================
Supplemental        Net assets, end of period (in thousands) ....................   $    110,658
Data:                                                                               ============
                    Portfolio turnover ..........................................          50.99%
                                                                                    ============
================================================================================================

                   * Annualized.
                  ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                  ++ Aggregate total investment return.

                     See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. Prior to commencement of operations on July 31, 1998, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 shares of Common Stock to Fund Asset Management, L.P. ("FAM") for $100,000 on July 24, 1998. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DBU.

(a) Corporate debt obligations--The Fund invests principally in debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Corporate Loans for which an active secondary market exists and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Corporate Loans will be valued by calculating the mean of the last available bid and asked prices in the markets for such Corporate Loans, and then using the mean of those two means. If only one quote for a particular Corporate Loan is available, such Corporate Loan will be valued on the basis of the mean of the last available bid and asked prices in the market. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determines prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a


                                     14 & 15

                               Debt Strategies Fund III, Inc., February 28, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Options--The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(g) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(h) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $22,084 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. For the period July 31, 1998 to February 28, 1999, FAM earned fees of $386,101, of which $322,625 was voluntarily waived. FAM also reimbursed the Fund for additional expenses of $129,127.

For the period July 31, 1998 to February 28, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $155 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period July 31, 1998 to February 28, 1999 were $164,779,186 and $37,844,503, respectively.

Net realized gains (losses) for the period July 31, 1998 to February 28, 1999 and net unrealized gains (losses) as of February 28, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized         Unrealized
                                                Gains (Losses)    Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ........................    $ (41,725)        $ 122,404
Short-term investments .......................        1,330                --
Forward foreign exchange contracts ...........      (25,353)           32,472
Foreign currency transactions ................        3,269              (576)
                                                  ---------         ---------
Total ........................................    $ (62,479)        $ 154,300
                                                  =========         =========
--------------------------------------------------------------------------------

As of February 28, 1999, net unrealized appreciation for Federal income tax purposes aggregated $118,707, of which $1,800,365 related to appreciated securities and $1,681,658 related to depreciated securities. The aggregate cost of investments at February 28, 1999 for Federal income tax purposes was $127,329,581.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the period July 31, 1998 to February 28, 1999 increased by 11,000,000 from shares sold.

5. Short-Term Borrowings:

On December 18, 1998, the Fund entered into a one-year credit agreement with State Street Bank and Trust Company and Fleet National Bank. The agreement is a $55,000,000 credit facility bearing interest at the Prime rate, the Federal Funds rate plus 0.50% and/or LIBOR plus 0.50%. For the period July 31, 1998 to February 28, 1999, the average amount borrowed was $1,737,089 and the daily weighted average interest rate was 5.21%. For the period July 31, 1998 to February 28, 1999, facility and commitment fees aggregated $16,906.

6. Subsequent Event:

On March 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069108 per share, payable on March 31, 1999 to shareholders of record as of March 24, 1999.


                                     16 & 17

                               Debt Strategies Fund III, Inc., February 28, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Debt Strategies Fund III, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Debt Strategies Fund III, Inc. as of February 28, 1999, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the period July 31, 1998 (commencement of operations) to February 28, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 1999 by correspondence with the custodian, brokers and financial intermediaries or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Debt Strategies Fund III, Inc. as of February 28, 1999, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period July 31, 1998 (commencement of operations) to February 28, 1999 in conformity with generally accepted accounting principles.

Deloitte & Touche llp
Princeton, New Jersey
April 22, 1999

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Joseph T. Monagle Jr., Senior Vice President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Paul Travers, Vice President
Donald C. Burke, Vice President and Treasurer
Patrick D. Sweeney, Secretary

Custodian & Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol
DBU

After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Debt Strategies Fund III, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.

Gerald M. Richard, Treasurer of Debt Strategies Fund III, Inc. has also recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.


                                    18 & 19

This report, including the financial information herein, is transmitted to the shareholders of Debt Strategies Fund III, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Debt Strategies
Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          DEBT03--2/99

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